                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  JUNE 25, 2003
                Date of Report (Date of earliest event reported)

                         Commission file number 1-10841

                              GREYHOUND LINES, INC.
              and its Subsidiaries identified in Footnote (1) below
             (Exact name of registrant as specified in its charter)

          DELAWARE                                             86-0572343
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                             identification no.)

  15110 N. DALLAS PARKWAY, SUITE 600
            DALLAS, TEXAS                                        75248
(Address of principal executive offices)                       (Zip code)

                                 (972) 789-7000
              (Registrant's telephone number, including area code)

                                      NONE
                 (Former name, former address and former fiscal
                      year, if changed since last report)

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CO-REGISTRANTS

This Form 8-K is also being filed by the following entities. Except as set forth below, each entity has the same principal executive offices, zip code and telephone number as that set forth for Greyhound Lines, Inc. on the cover of this report:

                                                                              I.R.S. EMPLOYER       JURISDICTION
                                                              COMMISSION       IDENTIFICATION            OF
                      NAME                                     FILE NO.              NO.               INCORP.
------------------------------------------------------     ---------------     ---------------     ---------------
Atlantic Greyhound Lines of Virginia, Inc.                    333-27267-01          58-0869571            Virginia

GLI Holding Company                                           333-27267-04          75-2146309            Delaware

Greyhound de Mexico, S.A. de C.V.                             333-27267-05                None          Republic of
                                                                                                          Mexico

Sistema Internacional de Transporte de Autobuses, Inc.        333-27267-08          75-2548617            Delaware
802 Commerce Street, 3rd Floor
Dallas, Texas 75201
(214) 849-8616

Texas, New Mexico & Oklahoma Coaches, Inc.                    333-27267-10          75-0605295            Delaware
1313 13th Street
Lubbock, Texas 79408
(806) 763-5389

T.N.M. & O. Tours, Inc.                                       333-27267-11          75-1188694               Texas
(Same as Texas, New Mexico & Oklahoma Coaches, Inc.)

Vermont Transit Co., Inc.                                     333-27267-12          03-0164980             Vermont
345 Pine Street
Burlington, Vermont 05401
(802) 862-9671

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

                     GREYHOUND LINES, INC. AND SUBSIDIARIES

ITEM 5. OTHER EVENTS

In a press release dated June 25, 2003, Greyhound Lines, Inc. ("Greyhound") announced the appointment of a new president and chief executive officer effective July 1, 2003. Stephen Gorman will assume this role and will succeed Craig Lentzsch. Mr. Gorman joins Greyhound from Krispy Kreme Doughnuts Inc. where he was president North America and executive vice president of operations. Previously he worked for five years as a senior executive at Northwest Airlines where he was responsible for technical and flight operations. Mr. Lentzsch has offered to be available to Greyhound to assist with the ongoing development of a new strategic plan.

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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 26, 2003

                      GREYHOUND LINES, INC.

                      By: /s/ Jeffrey W. Sanders
                          -----------------------------------------------
                              Jeffrey W. Sanders
                              Senior Vice President and Chief Financial Officer

                      ATLANTIC GREYHOUND LINES OF
                      VIRGINIA, INC.

                      By: /s/ Jeffrey W. Sanders
                          -----------------------------------------------
                              Jeffrey W. Sanders
                              Senior Vice President and Chief Financial Officer

                      GLI HOLDING COMPANY

                      By: /s/ Jeffrey W. Sanders
                          -----------------------------------------------
                              Jeffrey W. Sanders
                              Senior Vice President and Chief Financial Officer

                      GREYHOUND de MEXICO, S.A. de C.V.

                      By: /s/ Cheryl W. Farmer
                          -----------------------------------------------
                              Cheryl W. Farmer
                              Examiner

                      SISTEMA INTERNACIONAL de TRANSPORTE de AUTOBUSES, INC.

                      By: /s/ Cheryl W. Farmer
                          -----------------------------------------------
                              Cheryl W. Farmer
                              Senior Vice President and Chief Financial Officer

                      TEXAS, NEW MEXICO & OKLAHOMA
                      COACHES, INC.

                      By: /s/ Jeffrey W. Sanders
                          -----------------------------------------------
                              Jeffrey W. Sanders
                              Senior Vice President and Chief Financial Officer

                      T.N.M. & O. TOURS, INC.

                      By: /s/ Jeffrey W. Sanders
                          -----------------------------------------------
                              Jeffrey W. Sanders
                              Senior Vice President and Chief Financial Officer

                      VERMONT TRANSIT CO., INC.

                      By: /s/ Jeffrey W. Sanders
                          -----------------------------------------------
                              Jeffrey W. Sanders
                              Senior Vice President and Chief Financial Officer

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